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EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350 of Chapter 63 of Title 18 of the United States Code), I, Benjamin Daitch, Senior Vice President and Chief Financial Officer of Cano Petroleum, Inc. (the "Company"), certify that the Company's Quarterly Report on Form 10-Q for the period ended December 31, 2009 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2010	/s/ BENJAMIN DAITCH Benjamin Daitch Senior Vice President and Chief Financial Officer

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  EXHIBIT 32.2